SCHEDULE 14A
Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
Entrust Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box): [X] No fee required [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ] [ ]
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(4)	Date Filed:

Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2004

TO OUR SHAREHOLDERS:

             Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of Entrust Financial Services, Inc, will be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on May 25, 2004, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

             The Meeting is for the purpose of considering and acting upon:

             1.   The reelection of four (4) directors to the Board of Directors, to serve until their resignation or removal from office, or until their respective successor is elected and qualified;

             2.    The ratification of Richey May & Co., LLP, CPA’s as our auditors for the fiscal year ended December 31, 2004; and

             3.    Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

             Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on April 30, 2004 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

             You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors

Scott J. Sax, President

Denver, Colorado
May 4, 2004

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2004

INTRODUCTORY STATEMENT

             This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Directors of Entrust Financial Services, Inc. for use at the Annual Meeting of our Shareholders, to be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224 on May 25, 2004, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Reference in this document to “us,” “we,” or “the Company” refers to Entrust Financial Services, Inc. its predecessor and its subsidiaries.

             Shareholders of record at the close of business on April 30, 2004 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to us. Any such revocation must show the shareholder’s name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted “FOR” the change of name to be considered at the Annual Meeting or any adjournment thereof. We plan to mail proxy materials to shareholders of record on or about May 4, 2004.

VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT

             The approval of the proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of shareholders..

             All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on April 30, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of April 30, 2004, we had approximately 2,576,795 shares of common stock outstanding.

VOTING

             Pursuant to the terms of our Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not accumulate votes.

ACTION TO BE TAKEN UNDER THE PROXY

             Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: “FOR” the reelection of four (4) directors to the Board of Directors; “FOR” the approval of an Equity Incentive Plan for our officers, directors, and employees; “FOR” the ratification of Richey May & Co., LLP, CPA’s as our auditors for the fiscal year ended December 31, 2004; and “FOR” the consideration of any matters which may properly come before the Meeting, or any adjournment thereof.

             At this time, our management is not aware of any other business to come before the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

ELECTION OF DIRECTORS

             We propose that our four (4) current Directors be re-elected to our Board of Directors, each such Director to hold office until the next Annual Meeting of shareholders or until their successors are elected and qualified. Our Directors and Executive Officers, their ages and positions are as follows:

NAME	AGE	POSITION HELD
Scott J. Sax	34	President, Director
Linda Elliot	53	Director
Kate Longenecker	49	Director
Steve Johnson	56	Director

Our Directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. The officers serve at the discretion of our Directors. There are no existing family relationships between or among any of our officers or directors. There are no arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Scott J. Sax

Mr. Sax has been our President and a Director since 1999. He has been involved with us through Entrust Mortgage since 1999 and has also been the President of Entrust Mortgage during this period. From 1997 to 1999, he was Operations Manager of EMB Mortgage Corp., a private mortgage company. From 1993 to 1997, he was an officer of Investment Consultants, Inc., which did business as Equityline Financial Services, Inc. Mr. Sax as a B.S. degree in Management from Georgia Institute of Technology.

Linda Elliot

Ms. Elliott has been a Director since August, 2003. She is a management consultant, specializing in strategy and technology. She consults to major financial services firms, works in the digital identity marketplace, and serves on Corporate Advisory Boards. Ms. Elliott’s background includes work in the oil exploration industry and the bankcard industry, with emphasis on harnessing the power of processing to advance business strategies. Ms. Elliott held executive positions in Visa’s IT organization for 12 years before being promoted to Executive Vice President of Inovant, Visa International’s wholly owned processing arm. Ms. Elliott also served as Executive Vice President of Visa International’s Year 2000 Global Program Office. Prior to joining Visa, Ms. Elliott worked for fifteen years in the oil industry in Houston, Texas. She managed worldwide development and implementation of geophysical and exploratory software for Western Geophysical, an international company providing services to the oil industry. Ms. Elliott, a native of Texas, graduated Phi Beta Kappa and magna cum laude from the University of Oklahoma with a bachelor’s degree in mathematics.

Kate Longenecker

Ms. Longenecker has been a Director since August, 2003. She is the President of Corporate Solutions, Inc., an executive consulting company she founded in 1996. Corporate Solutions specializes in new business ventures, organizational strategies/solutions and executive leadership in the technology and communication industries. Most recently, Ms. Longenecker was a Principal in the Denver Office of Heidrick & Struggles. She was a member of the firm’s International Technology Practice, which included the Software & Services and Semi-Conductor/Hardware/Systems Specialty Practices. Ms. Longenecker has also served as the Senior Vice-President HR, MediaOne Broadband; Global HR Vice President for Apple Computer. Kate is also a Colorado attorney, having practiced law for a period of time in Vail, Colorado. Kate earned a Bachelor of Science degree in Political Science and a Juris Doctor from the University of Wyoming. She holds a Master of Science degree in Industrial and Labor Relations from the University of Oregon. Ms. Longenecker continues to maintain a license to practice law in Colorado.

Steve Johnson

Mr. Johnson has been a Director since August, 2003. He founded The S.E. Johnson Company (SEJCO), an organization that offers Strategic People Development Planning(TM) to organizations. SEJCO is the culmination of nearly 20 years of experience in working with organizations. Mr. Johnson created the Life & Career Center with a view toward servicing individuals with their career and relationship needs. Mr. Johnson founded The Profile Group in 1984 with a vision and mission of creating and developing new technologies through a portfolio of assessments to help corporate and individual clients discover their passion, mission and vision. Mr. Johnson originally served as an officer for the Valley National Corporation in Phoenix, Arizona, and led in the conversion of Valley National Bank to the Personal Banking System. Mr. Johnson received his B.S. in Educational Psychology and Special Education, Mankato State University, Mankato, MN. And his M.A. in Organizational and Educational Leadership, Denver Seminary, Denver, CO. Mr. Johnson is also a current professor: Denver Seminary Graduate School; School of Leadership.

Audit Committee Financial Expert

We do not have an audit committee and as a result our entire board of directors performs the duties of an audit committee. Accordingly, we do not have an audit committee financial expert serving on an audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires the Company’s officers and directors and persons owning more than ten percent of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in our Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent year or prior years. All officers and directors had responsibility for making filings during the fiscal year. None made timely filings. Mr. Sax has made a late Form 5 filing covering late Form 4 transactions. Mr. Rudolph and Ms. Sweat, as new officers, filed late Forms 5 covering late Forms 3 filings in the last fiscal year.

Code of Ethics

We have not adopted a code of ethics for our principal executive and financial officers. Our board of directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, our management intends to promote honest and ethical conduct, full and fair disclosure in its reports to the SEC, and compliance with applicable governmental laws and regulations.

Summary Compensation Table

The following table discloses, for the years indicated, the compensation for our Chief Executive Officer and each executive officer that earned over $100,000 during the year ended December 31, 2003.

		Annual Compensation			Long Term Compensation
			Awards			Payouts
Name and Principal Position	Year	Salary Compen- sation($)	Annual Bonus ($)	Other Stock Compen- sation ($)		Restricted LTIP Award	Securities Underlying Options (#s)	All Other Options
Scott J	2003	355,586	-0-	1,600	(2)	--	--	--
Sax	2002	300,223	-0-	11,550	(1)	--	--	--
President(3)	2001	190,412	-0-	-0-		--	--	--

(1)	Mr. Sax received 3,000 shares at $2.50 per share and 3,000 shares at $1.35 per share under our Equity Stock Option Plan during fiscal year ended December 31, 2002.
(2)	Mr. Sax received 3,000 shares at $0.53 per share under our Equity Stock Option Plan during fiscal year ended December 31, 2003.
(3)

Mr. Sax has a written employment agreement with the Entrust Mortgage subsidiary, which is guaranteed by the Company. The employment agreement expires on July 1, 2006. The Employment Agreement includes an annual salary of $200,000 and additional compensation equivalent to five basis points on all monthly funding on wholesale and retail loans funded by the Company or its lenders on behalf of the Company.

Director Compensation

Each board member receives $300 per meeting attended for their service on our board of directors. Otherwise, none of the directors have agreements to acquire common shares.

We have hired one of our directors, Mr. Steve Johnson, in a consulting capacity at $3,000 per month. This arrangement began in May 2003 and is terminable at will.

2002 Stock Compensation Plan

We have a current registration statement on Form S-8 for our 2002 Stock Compensation Plan I. A total of 150,000 shares have been registered under the plan. We have not issued any shares under this plan as of December 31, 2003.

Equity Incentive Plan

Our Equity Incentive Plan was developed in 2001. A total of 250,000 shares of common stock are reserved under this Plan. We have issued options to acquire 105,000 shares under this plan as of December 31, 2003.

Conclusion

The persons named in the accompanying form of Proxy intend to vote such Proxy FOR the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of certain Directors to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of shareholders. The Board of Directors recommends that shareholders vote FOR the election of each nominee.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have appointed independent public accountants Richey May & Co., LLP, CPA’s for the fiscal year ended December 31, 2004. This appointment will be submitted to the shareholders for ratification at the Meeting.

Our former independent auditor, Michael Johnson & Co., LLC, Certified Public Accountants, billed an aggregate of $24,420.24 for the year ended December 31, 2002 and $34,605.00 for the year ended December 31, 2003 for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports.

Our independent auditor Richey May & Co., LLP billed us $4,391.25 for tax fees related to prior year state tax returns for the year ending December 31, 2003.

The submission of the appointment of Richey May & Co., LLP, CPA’s is not required by law or our bylaws. The board of directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the board of directors. To be adopted, the resolution requires the affirmative vote an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of shareholders. The Board of Directors recommends a vote FOR the resolution.

OTHER MATTERS

As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES,
AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

SHAREHOLDERS’ PROPOSALS

Proposals of shareholders intended to be presented at the annual meeting to be held in 2005 must be received in writing, by our President at our offices by December 31, 2005, in order to be considered for inclusion in our proxy statement relating to that meeting.

Entrust Financial Services, Inc.

By: Scott J. Sax President

Dated: May 4, 2004

PROXY
Entrust Financial Services, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

          THE UNDERSIGNED hereby appoints and constitutes Scott J. Sax and Jeffrey D. Rudolph, and each of them, as his true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders of Entrust Financial Services, Inc., to be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on May 25, 2004, at 10:00 a.m., local time and at any adjournment thereof, on all matters coming before said meeting.

          Management recommends a vote FOR items 1, 2, and 3. SHARES WILL BE SO VOTED UNLESS YOU INDICATE OTHERWISE:

1.	The reelection of the following to the Board of Directors, to serve until their resignation or removal from office, or until their respective successor is elected and qualified:

Scott J. Sax	FOR / /	AGAINST / /	ABSTAIN / /
Linda Elliot	FOR / /	AGAINST / /	ABSTAIN / /
Kate Longenecker	FOR / /	AGAINST / /	ABSTAIN / /
Steve Johnson	FOR / /	AGAINST / /	ABSTAIN / /

2.	Ratification of Richey May & Co., LLP, CPA’s as our auditors for the fiscal year ended December 31, 2004:

                            FOR  /   /         AGAINST  /   /         ABSTAIN  /   /

3.	To consider and act upon any matters which may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any business to come before the Meeting:

                            FOR  /   /         AGAINST  /   /         ABSTAIN  /   /

Dated: ______________________, 2004.

____________________________________________________
(Printed Name of Shareholder)

____________________________________________________
(Signature of Shareholder)

          This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.